                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the  reference  to our firm  under the  caption  "Independent
Registered  Public  Accounting  Firm and  Legal  Counsel"  and to the use of our
report dated May 22, 2006 included in the Statement of Additional Information of this Registration  Statement (Form N-2 No. 333-124254 and 811-10537) and related
Prospectus of Oppenheimer Tremont Market Neutral Fund, LLC.

                                                      /s/ ERNST & YOUNG LLP
                                                         ERNST & YOUNG LLP

New York, New York
July 28, 2006